EXHIBIT 99.1

Form of Section 906 Certification

CERTIFICATION OF PRINCIPLE EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Sunrise Telecom Incorporated for the six-month period ended June 30, 2002, I, Paul Ker-Chin Chang, President and Chief Executive Officer of Sunrise Telecom Incorporated, hereby certify pursuant to 18 U.S.C.
§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Form 10-Q for the six-month period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Form 10-Q for the six-month period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Sunrise Telecom Incorporated.

Date: August 9, 2002	/S/ PAUL KER-CHIN CHANG
Paul Ker-Chin Chang President and Chief Executive Officer (Principal Executive Officer)